Exhibit 99.1 Related Computational Materials --
                      Mortgage Loan Pool Statistical Data







                  COLLATERAL INFORMATION DATED April 11, 2000


                         $ [211,553,000] (Approximate)


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            Mortgage Lenders Network Home Equity Loan Trust 2000-1
------------------------------------------------------------------------------


                              [Graphic Omitted]

------------------------------------------------------------------------------
                   Pass-Through Certificates, Series 2000-1
------------------------------------------------------------------------------


                  [LOGO GRAPHIC OMITTED]PRUDENTIAL SECURITIES


------------------------------------------------------------------------------
The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the mortgage loans provided by Mortgage Lenders Network, USA ("MLN") and its affiliates. Neither MLN nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

Fixed Mortgages
                          $189,681,572.75

Summary Report
----------------------------------------------------------------------------

Number of Mortgage Loans:                                              2856

Aggregate Unpaid Principal Balance:                         $189,681,572.75
Aggregate Original Principal Balance:                       $191,436,389.05

Weighted Average Gross Coupon:                                       10.605
Gross Coupon Range:                                            6.95 - 15.65
----------------------------------------------------------------------------

Average Unpaid Principal Balance:                                $66,415.12
Average Original Principal Balance:                              $67,029.55

Maximum Unpaid Principal Balance:                               $475,551.67
Minimum Unpaid Principal Balance:                                 $7,575.25

Maximum Original Principal Balance:                             $480,000.00
Minimum Original Principal Balance:                              $10,000.00

Weighted Avg. Rem Term:                                              253.94
Rem Term Range:                                                    23 - 360

Weighted Average Age                                                   7.87
Age Range:                                                           0 - 30

Weighted Average Original Term:                                      261.81
Original Term Range:                                               36 - 360

Weighted Average LTV:                                                 72.35
LTV Range:                                                       3.62 - 100

Weighted Average Combined LTV:                                        74.90
Combined LTV Range:                                              5.11 - 100

Weighted Average DTI                                                  38.36
DTI Range                                                       1.82 - 84.9

WA FICO:                                                             611.51
----------------------------------------------------------------------------

* Based on loans with FICO score between 200 and 900.


------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           2

Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                           Distribution of contracts by Current Balance
--------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                                    Number of    Number of                                 WA Rem     Total Current
Current Balance                         loans        Loans         WAC      WA LTV    Term to Mat           Balance   % of Pool
--------------------------------------------------------------------------------------------------------------------------------
0.00 < to <= 25,000.00                    337         11.8       11.41       51.42         175.08      6,575,762.85        3.47
25,000.00 < to <= 50,000.00               889        31.13       11.06        63.4         226.47     33,196,743.80        17.5
50,000.00 < to <= 75,000.00               756        26.47       10.78       73.04         239.81     46,192,908.34       24.35
75,000.00 < to <= 100,000.00              395        13.83        10.6       75.16         252.68     34,024,932.32       17.94
100,000.00 < to <= 125,000.00             214         7.49       10.48       75.97         274.52     23,809,795.96       12.55
125,000.00 < to <= 150,000.00             109         3.82       10.09       76.16          278.6     14,870,696.67        7.84
150,000.00 < to <= 175,000.00              66         2.31       10.12       75.95         299.49     10,644,713.30        5.61
175,000.00 < to <= 200,000.00              33         1.16        9.99       78.96         304.95      6,118,064.40        3.23
200,000.00 < to <= 225,000.00              23         0.81        9.68       82.46         301.97      4,887,321.58        2.58
225,000.00 < to <= 250,000.00              16         0.56       10.31       73.24          308.1      3,764,818.82        1.98
250,000.00 < to <= 275,000.00               6         0.21       10.28       81.61         222.08      1,598,821.27        0.84
275,000.00 < to <= 300,000.00               6         0.21       10.45        82.5         288.77      1,758,282.88        0.93
300,000.00 < to <= 325,000.00               1         0.04          12          75            164        305,981.48        0.16
325,000.00 < to <= 350,000.00               2         0.07       10.53       56.63            164        692,217.19        0.36
350,000.00 < to <= 375,000.00               1         0.04         8.5       84.31            343        356,074.75        0.19
400,000.00 < to <= 425,000.00               1         0.04         8.5       79.23            348        408,885.47        0.22
475,000.00 < to <= 500,000.00               1         0.04        8.99          80            344        475,551.67        0.25

Total:                               2,856.00          100        10.6       72.35         253.94      189,681,572.75       100

                                                Distribution of contracts by Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                                    Number of    Number of                                WA Rem     Total Current
Coupon Range                            loans        Loans         WAC      WA LTV   Term to Mat           Balance     % of Pool
---------------------------------------------------------------------------------------------------------------------------------
6.50 < to <= 7.00                           1         0.04        6.95       46.39           359         89,925.49          0.05
7.00 < to <= 7.50                           5         0.18        7.33       55.22        313.41        482,889.11          0.25
7.50 < to <= 8.00                          32         1.12        7.84       69.38        257.68      3,096,762.72          1.63
8.00 < to <= 8.50                          66         2.31         8.4       74.51        296.24      6,327,483.08          3.34
8.50 < to <= 9.00                         166         5.81        8.84       75.87        274.69     14,473,899.28          7.63
9.00 < to <= 9.50                         184         6.44        9.33       75.15        275.79     15,307,536.57          8.07
9.50 < to <= 10.00                        420        14.71        9.86       75.06        258.48     31,272,123.13         16.49
10.00 < to <= 10.50                       382        13.38       10.34       73.84        262.68     26,924,435.23         14.19
10.50 < to <= 11.00                       486        17.02       10.83       72.13        256.72     30,992,148.07         16.34
11.00 < to <= 11.50                       319        11.17       11.32       70.33        224.15     18,353,290.75          9.68
11.50 < to <= 12.00                       309        10.82       11.82       70.48        233.88     16,880,989.53           8.9
12.00 < to <= 12.50                       180          6.3       12.31       67.35        231.54     10,040,894.61          5.29
12.50 < to <= 13.00                       136         4.76       12.82        67.6        221.96      7,014,124.14           3.7
13.00 < to <= 13.50                        76         2.66       13.29       67.13         233.1      3,700,206.96          1.95
13.50 < to <= 14.00                        57            2        13.8        65.4        244.85      2,809,104.27          1.48
14.00 < to <= 14.50                        20          0.7       14.34       69.34        285.84      1,047,301.10          0.55
14.50 < to <= 15.00                        11         0.39       14.77       59.67        230.19        622,420.07          0.33
Greater than 15.00                          6         0.21       15.32       58.58        264.55        246,038.64          0.13

Total:                               2,856.00          100        10.6       72.35        253.94    189,681,572.75           100

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           3

Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                            Distribution of contracts by Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                                     Number of    Number of                                 WA Rem     Total Current
Original Term                            loans        Loans         WAC      WA LTV    Term to Mat           Balance    % of Pool
----------------------------------------------------------------------------------------------------------------------------------
35.00 < to <= 40.00                          1         0.04       10.25       62.92             23         12,621.66         0.01
55.00 < to <= 60.00                         23         0.81       10.64       52.73          51.35        500,743.00         0.26
70.00 < to <= 75.00                          4         0.14       10.82       55.65          65.55         79,911.43         0.04
80.00 < to <= 85.00                         14         0.49       10.51       55.66          74.29        406,408.48         0.21
95.00 < to <= 100.00                         5         0.18        9.55       38.31          88.48        305,682.21         0.16
105.00 < to <= 110.00                        2         0.07        9.19       72.56         103.11        136,008.48         0.07
115.00 < to <= 120.00                      146         5.11       10.82       57.99         110.86      4,220,246.08         2.22
130.00 < to <= 135.00                        2         0.07       10.48       62.22         120.04         57,629.31         0.03
140.00 < to <= 145.00                        6         0.21       10.49       65.15         135.97        285,943.49         0.15
155.00 < to <= 160.00                        2         0.07        9.64       47.37            155        106,453.21         0.06
165.00 < to <= 170.00                        3         0.11       10.42       38.57         156.21        121,905.57         0.06
175.00 < to <= 180.00                 1,304.00        45.66       10.89       71.57         172.78     79,633,896.05        41.98
190.00 < to <= 195.00                        1         0.04        8.59       75.85            191        200,509.49         0.11
215.00 < to <= 220.00                        1         0.04       12.85          85            213         44,040.19         0.02
235.00 < to <= 240.00                      365        12.78       10.49       64.61         232.62     20,532,838.13        10.82
250.00 < to <= 255.00                        1         0.04         8.5        58.9            251         42,938.11         0.02
295.00 < to <= 300.00                       58         2.03       10.52       75.27         294.08      3,890,038.28         2.05
320.00 < to <= 325.00                        1         0.04        10.8          85            322        112,082.23         0.06
335.00 < to <= 340.00                        1         0.04        8.99          85            328        113,278.61         0.06
345.00 < to <= 350.00                        4         0.14       10.07       82.17         344.55        345,125.54         0.18
Greater than 350.00                        912        31.93       10.36       76.19         351.26     78,533,273.20         41.4

Total:                                2,856.00          100        10.6       72.35         253.94    189,681,572.75          100

                                                 Distribution of contracts by Age
---------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                                    Number of    Number of                                 WA Rem     Total Current
Age                                     loans        Loans         WAC      WA LTV    Term to Mat           Balance    % of Pool
---------------------------------------------------------------------------------------------------------------------------------
Equal to 0                                 46         1.61       10.78       67.41         242.45      2,580,891.89         1.36
0.00 < to <= 6.00                    1,424.00        49.86       10.64          74          248.9     93,716,324.14        49.41
6.00 < to <= 12.00                        584        20.45        10.5       69.47         262.43     34,654,531.94        18.27
12.00 < to <= 18.00                       790        27.66        10.6       71.47         258.63     57,228,878.80        30.17
18.00 < to <= 24.00                        11         0.39       10.78       78.01         215.93      1,445,803.52         0.76
24.00 < to <= 30.00                         1         0.04         9.9          80            150         55,142.46         0.03
Total:                               2,856.00          100        10.6       72.35         253.94    189,681,572.75          100

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           4


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                            Distribution of contracts by Remaining Term
----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                   Number of      Number of                                WA Rem     Total Current
Remaining Term                         loans          Loans          WAC     WA LTV   Term to Mat           Balance     % of Pool
-------------------------------------------------------------------------------------------------------------------------0--------
20.00 < to <= 25.00                        1           0.04        10.25      62.92            23         12,621.66         0.01
40.00 < to <= 45.00                        1           0.04         9.99       33.1            43         22,954.79         0.01
45.00 < to <= 50.00                       11           0.39        10.52       55.5         47.82        186,593.24          0.1
50.00 < to <= 55.00                        7           0.25         10.8      63.16         52.34        168,136.34         0.09
55.00 < to <= 60.00                        4           0.14        10.74      37.94          56.9        123,058.63         0.06
60.00 < to <= 65.00                        3           0.11         10.6      68.72         64.44         60,499.51         0.03
65.00 < to <= 70.00                        4           0.14           11       57.9         68.35        122,495.63         0.06
70.00 < to <= 75.00                        5           0.18        10.66       41.7          72.5         93,190.30         0.05
75.00 < to <= 80.00                        6           0.21        10.25      56.78         78.07        210,134.47         0.11
80.00 < to <= 85.00                        2           0.07         9.85      28.22          82.7         97,364.18         0.05
85.00 < to <= 90.00                        1           0.04         9.99      14.19            87         79,586.71         0.04
90.00 < to <= 95.00                        2           0.07         9.05      60.84         93.76        128,731.32         0.07
95.00 < to <= 100.00                       1           0.04         9.99      58.26            98         36,672.38         0.02
100.00 < to <= 105.00                     28           0.98         10.9       62.5        103.88        840,860.06         0.44
105.00 < to <= 110.00                     48           1.68        10.97      57.92        108.02      1,340,002.04         0.71
110.00 < to <= 115.00                     40            1.4        11.06       58.2        112.71      1,065,850.23         0.56
115.00 < to <= 120.00                     32           1.12        10.18      56.32        117.52      1,101,118.15         0.58
120.00 < to <= 125.00                      1           0.04         9.99       63.6           122         29,381.01         0.02
125.00 < to <= 130.00                      1           0.04        10.99      66.41           128         23,547.67         0.01
130.00 < to <= 135.00                      3           0.11        10.87      49.02        132.61        135,005.08         0.07
140.00 < to <= 145.00                      2           0.07           10      82.02           141        127,390.74         0.07
145.00 < to <= 150.00                      1           0.04          9.9         80           150         55,142.46         0.03
150.00 < to <= 155.00                      3           0.11         9.74      41.43           155        178,179.62         0.09
155.00 < to <= 160.00                      5           0.18        10.51      79.43         158.7        500,517.25         0.26
160.00 < to <= 165.00                    228           7.98        10.58      73.31        163.83     15,984,473.27         8.43
165.00 < to <= 170.00                    248           8.68        10.84      66.29        167.72     13,126,364.68         6.92
170.00 < to <= 175.00                    125           4.38        10.68      69.43         173.4      6,201,336.03         3.27
175.00 < to <= 180.00                    699          24.47        11.05      72.69        177.64     43,816,241.52         23.1
190.00 < to <= 195.00                      1           0.04         8.59      75.85           191        200,509.49         0.11
210.00 < to <= 215.00                      1           0.04        12.85         85           213         44,040.19         0.02
215.00 < to <= 220.00                      1           0.04         11.5      18.75           220         43,928.16         0.02
220.00 < to <= 225.00                     54           1.89        10.25         66        224.26      2,935,456.92         1.55
225.00 < to <= 230.00                     93           3.26        10.76       57.6        227.71      5,120,186.32          2.7
230.00 < to <= 235.00                     55           1.93        10.72      67.84        232.98      2,854,474.78          1.5
235.00 < to <= 240.00                    162           5.67        10.35      67.17        237.76      9,578,791.95         5.05
250.00 < to <= 255.00                      1           0.04          8.5       58.9           251         42,938.11         0.02
280.00 < to <= 285.00                      2           0.07        11.21      32.76        283.71         61,132.78         0.03
285.00 < to <= 290.00                     17            0.6        10.63      68.36        288.47      1,134,400.56          0.6
290.00 < to <= 295.00                     12           0.42        10.69      71.96        293.02        563,982.83          0.3
295.00 < to <= 300.00                     27           0.95         10.4      81.05        297.65      2,130,522.11         1.12
320.00 < to <= 325.00                      1           0.04         10.8         85           322        112,082.23         0.06
325.00 < to <= 330.00                      1           0.04         8.99         85           328        113,278.61         0.06

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           5


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------



335.00 < to <= 340.00                        2        0.07       13.25        63.5       339.7        175,614.55        0.09
340.00 < to <= 345.00                      179        6.27       10.44       75.51       344.1     17,914,091.77        9.44
345.00 < to <= 350.00                      220         7.7       10.47       73.61      347.51     20,624,916.11       10.87
350.00 < to <= 355.00                      147        5.15       10.32        79.8      353.07     11,435,634.47        6.03

Greater than 355.00                        368       12.89       10.22       77.18      357.69     28,728,141.84       15.15

Total:                                2,856.00         100        10.6       72.35      253.94    189,681,572.75         100

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           6


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

TOTAL ARM SUMMARY
---------------------------------------------------------------------
# of loans:                                                      277
Total Balance:                                         24,454,440.85
Min Bal:                                                    9,974.01
Max Bal:                                                  403,011.64
Avg Bal:                                                   88,283.18
Min Cpn:                                                           8
Max Cpn:                                                        14.6
WAC:                                                          10.548
Min Rem Term:                                                    341
Max Rem Term:                                                    360
WA Rem Term:                                                  353.56
Min LTV                                                        22.22
Max LTV                                                           90
WA LTV                                                         80.35
Min CLTV                                                       22.22
Max CLTV                                                       95.00
WA CLTV                                                        80.38


------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           7


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                           Distribution of contracts by Scheduled Balance
----------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                               Number of         Number of                                   WA Rem     Total Current
Scheduled Balance                  loans             Loans          WAC       WA LTV    Term to Mat           Balance   % of Pool
----------------------------------------------------------------------------------------------------------------------------------
0.00 < to <= 25,000.00                 2              0.72        11.42         40.7         357.57         34,966.69       0.14
25,000.00 < to <= 50,000.00           52             18.77        10.92        75.15         354.28      2,036,324.48       8.33
50,000.00 < to <= 75,000.00           91             32.85        10.99        79.33         354.28      5,657,865.31      23.14
75,000.00 < to <= 100,000.00          55             19.86        10.92         79.8         355.31      4,767,844.29       19.5
100,000.00 < to <= 125,000.00         22              7.94         10.1        82.24         351.59      2,459,862.62      10.06
125,000.00 < to <= 150,000.00         23               8.3        10.37        80.98         355.12      3,076,725.08      12.58
150,000.00 < to <= 175,000.00         15              5.42        10.36        82.48         353.65      2,433,020.15       9.95
175,000.00 < to <= 200,000.00          8              2.89        10.04        81.82         353.64      1,479,143.81       6.05
200,000.00 < to <= 225,000.00          2              0.72         9.56        79.84         346.48        418,569.34       1.71
225,000.00 < to <= 250,000.00          2              0.72        11.25        78.73            355        487,118.55       1.99
250,000.00 < to <= 275,000.00          1              0.36          8.2           80            351        252,088.77       1.03
275,000.00 < to <= 300,000.00          1              0.36            8           85            344        294,141.35        1.2
300,000.00 < to <= 325,000.00          1              0.36          8.5           90            346        303,281.71       1.24
350,000.00 < to <= 375,000.00          1              0.36          9.5        78.67            343        350,477.06       1.43
400,000.00 < to <= 425,000.00          1              0.36        10.99           90            347        403,011.64       1.65

Total:                               277               100        10.55        80.35         353.56     24,454,440.85        100

                                                Distribution of contracts by Coupon
-------------------------------------------------------------------------------------------------------------------------------
                                                   % of
                            Number of         Number of                                   WA Rem     Total Current
Coupon Range                    loans             Loans          WAC       WA LTV    Term to Mat           Balance   % of Pool
-------------------------------------------------------------------------------------------------------------------------------
7.50 < to <= 8.00                   2              0.72            8        84.31            344        341,436.95        1.4
8.00 < to <= 8.50                   8              2.89         8.35        82.44         350.42      1,104,347.26       4.52
8.50 < to <= 9.00                   9              3.25         8.89        76.19         352.67        984,112.24       4.02
9.00 < to <= 9.50                  24              8.66         9.35        79.93         349.08      2,645,795.11      10.82
9.50 < to <= 10.00                 36                13         9.83        83.32         354.11      3,457,144.74      14.14
10.00 < to <= 10.50                45             16.25        10.32        82.28         352.22      4,065,254.83      16.62
10.50 < to <= 11.00                51             18.41        10.83        81.73         353.39      4,504,108.23      18.42
11.00 < to <= 11.50                33             11.91        11.31        79.32         356.64      2,587,658.02      10.58
11.50 < to <= 12.00                31             11.19         11.8        77.58         356.19      2,318,300.67       9.48
12.00 < to <= 12.50                15              5.42        12.24        76.16         357.78        836,278.12       3.42
12.50 < to <= 13.00                13              4.69        12.74        74.96         357.37        948,441.09       3.88
13.00 < to <= 13.50                 8              2.89        13.27        73.37         357.73        546,147.54       2.23
13.50 < to <= 14.00                 1              0.36        13.65           70            356         59,452.24       0.24
14.50 < to <= 15.00                 1              0.36         14.6           70            356         55,963.81       0.23

Total:                            277               100        10.55        80.35         353.56     24,454,440.85        100

-----------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           8


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                                Distribution of contracts by Remaining Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   % of
                            Number of         Number of                                  WA Rem      Total Current
Remaining Term                  loans             Loans         WAC       WA LTV     Term to Mat           Balance    % of Pool
--------------------------------------------------------------------------------------------------------------------------------
340.00 < to <= 345.00              34             12.27        9.79        79.65          343.85      3,269,371.68       13.37
345.00 < to <= 350.00              48             17.33       10.05        83.43          347.37      5,044,030.32       20.63
350.00 < to <= 355.00              36                13       10.61        78.88          354.35      3,135,245.21       12.82
355.00 < to <= 360.00             159              57.4       10.92        79.69          358.21     13,005,793.64       53.18

Total:                            277               100       10.55        80.35          353.56     24,454,440.85         100

                                                 Distribution of contracts by Age
----------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                              Number of          Number of                                  WA Rem     Total Current
Age                               loans              Loans         WAC       WA LTV    Term to Mat           Balance    % of Pool
----------------------------------------------------------------------------------------------------------------------------------
Less than or Equal to 0.00            9               3.25       10.99        73.73            360        544,096.86        2.22
0.00 < to <= 6.00                   181              65.34       10.88        79.67         357.61     14,918,278.00          61
6.00 < to <= 12.00                   30              10.83       10.23        82.66         349.82      2,520,169.27       10.31
12.00 < to <= 18.00                  55              19.86        9.87        81.62         345.23      6,352,180.47       25.98
18.00 < to <= 24.00                   2               0.72        9.63        79.35            341        119,716.25        0.49

Total:                              277                100       10.55        80.35         353.56     24,454,440.85         100

                                            Distribution of contracts by Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                                   % of
                             Number of        Number of                                    WA Rem       Total Current
Original Term                    loans            Loans          WAC       WA LTV     Term to Mat             Balance  % of Pool
---------------------------------------------------------------------------------------------------------------------------------
355.00 < to <= 360.00              277              100        10.55        80.35          353.56       24,454,440.85        100
Total:                             277              100        10.55        80.35          353.56       24,454,440.85        100

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           9


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                             Distribution of contracts by Gross Margin
--------------------------------------------------------------------------------------------------------------------------------
                                                  % of
                            Number of        Number of                                  WA Rem      Total Current
Gross Margin Range              loans            Loans         WAC       WA LTV    Term to Mat            Balance    % of Pool
-------------------------------------------------------------------------------------------------------------------------------
4.00 < to <= 4.50                   4             1.44        8.78        81.32         343.63         762,149.60         3.12
4.50 < to <= 5.00                   2             0.72        8.18        80.56         358.23         249,010.23         1.02
5.00 < to <= 5.50                  14             5.05        8.86         78.5         351.04       1,386,651.17         5.67
5.50 < to <= 6.00                  19             6.86        9.38        77.79         348.59       1,866,540.56         7.63
6.00 < to <= 6.50                  44            15.88        9.96         84.2         351.54       4,500,403.48         18.4
6.50 < to <= 7.00                  40            14.44       10.22        82.82         352.49       3,555,552.99        14.54
7.00 < to <= 7.50                  44            15.88       10.61        81.16          355.2       3,942,514.45        16.12
7.50 < to <= 8.00                  29            10.47       11.15         80.8         355.14       2,234,614.57         9.14
8.00 < to <= 8.50                  32            11.55       11.52        77.32         357.23       2,584,977.40        10.57
8.50 < to <= 9.00                  28            10.11       11.88        76.53         357.16       1,913,453.68         7.82
9.00 < to <= 9.50                   9             3.25       12.79        75.42         357.51         580,016.80         2.37
9.50 < to <= 10.00                 11             3.97       13.08        74.14         357.52         822,592.11         3.36
10.00 < to <= 10.50                 1             0.36        14.6           70            356          55,963.81         0.23

Total:                            277              100       10.55        80.35         353.56      24,454,440.85          100

                                                 Distribution of contracts by Arm
-------------------------------------------------------------------------------------------------------------------------------
                                               % of
                           Number of      Number of                                    WA Rem       Total Current
Arm Indicator                  loans          Loans         WAC       WA LTV      Term to Mat             Balance    % of Pool
-------------------------------------------------------------------------------------------------------------------------------
2/6 LIBOR                        264          95.31       10.54        80.09           353.94       23,042,717.19        94.23
3/6 LIBOR                         12           4.33       10.62        84.69           347.57        1,370,074.07          5.6
6M LIBOR                           1           0.36       11.75           80              341           41,649.59         0.17

Total:                           277            100       10.55        80.35           353.56       24,454,440.85          100

                                             Distribution of contracts by Life Ceiling
--------------------------------------------------------------------------------------------------------------------------
                             Number    % of Number of                              WA Rem Term     Total Current     % of
Life Ceiling               of loans             Loans         WAC      WA LTV           to Mat           Balance     Pool
--------------------------------------------------------------------------------------------------------------------------
13.50 < to <= 14.00               1              0.36           8          85              344        294,141.35      1.2
14.00 < to <= 14.50               4              1.44        8.39       83.95           347.33        727,624.40     2.98
14.50 < to <= 15.00               4              1.44        8.83       81.35           347.26        370,744.03     1.52
15.00 < to <= 15.50              15              5.42        9.18        79.9           347.85      1,787,325.37     7.31
15.50 < to <= 16.00              12              4.33        9.36       80.27           351.34      1,353,902.61     5.54
16.00 < to <= 16.50              25              9.03        9.82       80.88           349.36      2,562,497.24    10.48
16.50 < to <= 17.00              39             14.08        10.1       82.95           353.36      3,744,025.18    15.31
17.00 < to <= 17.50              39             14.08       10.43       82.65           354.46      3,038,759.46    12.43
17.50 < to <= 18.00              45             16.25       10.86       80.64           354.85      3,698,243.80    15.12
18.00 < to <= 18.50              29             10.47       11.31       78.66           357.51      2,362,150.01     9.66
18.50 < to <= 19.00              27              9.75        11.8       77.92           357.24      2,102,396.27      8.6
19.00 < to <= 19.50              14              5.05       12.24       76.21            358.1        802,626.45     3.28
19.50 < to <= 20.00              13              4.69       12.74       74.96           357.37        948,441.09     3.88
Greater than 20.00               10              3.61       13.42       72.78           357.43        661,563.59     2.71

Total:                          277               100       10.55       80.35           353.56     24,454,440.85      100

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           10


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$ [211,553,000] (approximate)
-----------------------------------------------------------------------------

                                              Distribution of contracts by Life Floor
---------------------------------------------------------------------------------------------------------------------------------
                                Number    % of Number of                               WA Rem Term      Total Current       % of
Life Floor Range              of loans             Loans         WAC        WA LTV          to Mat            Balance       Pool
---------------------------------------------------------------------------------------------------------------------------------
5.00 < to <= 5.50                    4              1.44        8.31         80.15          355.51         426,245.20       1.74
5.50 < to <= 6.00                    5              1.81        8.89          73.5          357.38         547,474.04       2.24
6.00 < to <= 6.50                    9              3.25        9.33         77.64           358.1         802,281.39       3.28
6.50 < to <= 7.00                   26              9.39        9.82         83.37          357.16       2,445,453.11         10
7.00 < to <= 7.50                   28             10.11       10.31         82.56          356.99       2,323,745.63        9.5
7.50 < to <= 8.00                   38             13.72       10.53         81.65          355.89       3,260,195.22      13.33
8.00 < to <= 8.50                   32             11.55       10.64         79.88          355.28       3,006,600.40      12.29
8.50 < to <= 9.00                   31             11.19        11.3          78.2          355.44       2,539,034.47      10.38
9.00 < to <= 9.50                   29             10.47       10.28         79.22           349.1       2,616,420.36       10.7
9.50 < to <= 10.00                  23               8.3       11.26         79.21          351.88       1,960,132.72       8.02
10.00 < to <= 10.50                 26              9.39       10.98         80.17          348.54       2,359,026.14       9.65
10.50 < to <= 11.00                 16              5.78       10.94         82.01          346.58       1,644,802.20       6.73
11.00 < to <= 11.50                  5              1.81       11.44         84.74          347.83         259,159.68       1.06
11.50 < to <= 12.00                  4              1.44       12.47         72.21          349.34         230,218.62       0.94
12.00 < to <= 12.50                  1              0.36       12.12            75             350          33,651.67       0.14

Total:                             277               100       10.55         80.35          353.56      24,454,440.85        100

------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS COLLATERAL INFORMATION SUPERSEDES ANY PREVIOUS COLLATERAL INFORMATION, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           11